LIBERTY NEWPORT TIGER FUND

                  Supplement to Prospectuses dated May 1, 2002

The section Portfolio Manager under the caption Managing the Fund is replaced with the following:


Portfolio Managers
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Christopher Legallet, chief investment officer - international equities, of
Newport and Newport Pacific Management, Inc., is co-manager for the Fund and has managed or co-managed the Fund since October 1998. He also manages the Liberty Newport Greater China Fund and co-manages the Liberty Newport Asia Pacific Fund. He has been affiliated with Newport since 1997. Prior to his affiliation with Newport, Mr. Legallet was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investment in Asia.

Eric Robert Lewis Sandlund, senior equity portfolio manager of Newport and Newport Pacific Management, Inc., is co-manager of the Fund and has served in that capacity since August 2002. Prior to joining Newport, he was managing director and chief investment officer of Merrill Lynch Investment Managers (Asia Pacific) in Singapore from January 2000 to June 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Ltd. in Hong Kong from 1994 to 1999.


                                                                 August 7, 2002